UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

ASCENT SOLAR TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 23, 2023

Dear Stockholder:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders of Ascent Solar Technologies, Inc. to be held on December 5, 2023 ("Annual Meeting"). The meeting will be held at the corporate office of Ascent Solar Technologies, Inc., 12300 Grant Street, Thornton, CO 80241, beginning at 10:00 a.m. Mountain Time. At this year's Annual Meeting, our stockholders will be asked (i) to elect two Class A directors, two Class B directors, and one Class C director; (ii) to ratify the selection of Haynie & Company as our independent registered public accounting firm; (iii) to vote on the 2023 Ascent Solar Technologies, Inc. Equity Incentive Plan; (iv) to conduct an advisory vote on the compensation of our executive officers; (v) to conduct a vote on the frequency of the vote on the compensation of our executive officers; and (vi) to transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting. Additional information about the Annual Meeting is given in the attached Notice of 2023 Annual Meeting of Stockholders and Proxy Statement.

In accordance with rules adopted by the Securities and Exchange Commission, we are pleased to again furnish these proxy materials to stockholders primarily over the Internet, rather than in paper form. We believe these rules allow us to provide our stockholders with expedited and convenient access to the information they need, while helping to conserve natural resources and lower the costs of printing and delivering proxy materials.

Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. Voting your proxy will ensure your representation at the Annual Meeting. If you attend the Annual Meeting in person, you may vote your shares in person even though you have previously given your proxy.

By Order of the Board of Directors

Very truly yours,

Ascent Solar Technologies, Inc.

By: /s/ Paul Warley

Title: President and CEO

Dated: October 23, 2023

ASCENT SOLAR TECHNOLOGIES, INC.

12300 Grant Street

Thornton, Colorado 80241

(720) 872-5000

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

December 5, 2023

at 10:00 a.m. Mountain Time

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Ascent Solar Technologies, Inc., a Delaware corporation (the “Company”), will be held on December 5, 2023, at 10:00 a.m. Mountain Time at the corporate office of Ascent Solar Technologies, Inc., 12300 Grant Street, Thornton, CO 80241, for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

1.	ELECTION OF DIRECTORS. To elect: (i) two (2) Class A directors to serve until the 2026 annual meeting of stockholders, and until their respective successors are duly elected and qualified; (ii) two (2) Class B directors to serve until the 2025 annual meeting of stockholders, and until their respective successors are duly elected and qualified; and (iii) one (1) Class C director to serve until the 2024 annual meeting of stockholders, and until his or her successor has been elected and qualified;

2.	RATIFICATION OF AUDITORS. To ratify the Audit Committee’s appointment of Haynie and Company as our independent registered public accounting firm for the year ending December 31, 2023.
3.	2023 ASCENT SOLAR TECHNOLOGIES, INC. EQUITY INCENTIVE PLAN. To approve the 2023 Ascent Solar Technologies, Inc. Equity Incentive Plan.
4.	NON-BINDING ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION. To approve a non-binding resolution on the Company's compensation of its executive officers.

5.	VOTE ON THE FREQUENCY OF THE VOTE TO APPROVE EXECUTIVE COMPENSATION. To approve, on an advisory basis, the preferred frequency of stockholder advisory votes on executive compensation, referred to as “say-on-pay frequency.”

6.	ANY OTHER BUSINESS. To conduct any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Stockholders who owned shares of our common stock at the close of business on October 16, 2023 are entitled to receive notice of, attend and vote at the Annual Meeting and any adjournment or postponement thereof. A complete list of these stockholders will be available at our corporate offices listed above during regular business hours for the ten days prior to the Annual Meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. If you received notice of how to access the proxy materials over the Internet, a proxy card was not sent to you, but you may vote by telephone or online. If you received a proxy card and other proxy materials by mail, you may vote by mailing a completed proxy card, by telephone or online. For specific voting instructions, please refer to the information provided in the following Proxy Statement, together with your proxy card or the voting instructions you receive by e-mail or that are provided via the Internet.

The Board of Directors recommends stockholders vote FOR the proposals listed above and described in the accompanying Proxy Statement.

By Order of the Board of Directors

Paul Warley

President and Chief Executive Officer

Thornton, Colorado

October 23, 2023

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 5, 2023 — The Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are available at www.ascentsolar.com.

ASCENT SOLAR TECHNOLOGIES, INC.

12300 Grant Street

Thornton, Colorado 80241

(720) 872-5000

 ___________________

PROXY STATEMENT

 ___________________

Your proxy is being solicited by the Board of Directors (the “Board”) of Ascent Solar Technologies, Inc., a Delaware corporation, for use at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 10:00 a.m. Mountain Time on December 5, 2023, or at any adjournment or postponement thereof, for the purposes set forth in this Proxy Statement. The Annual Meeting will be held at the corporate office of Ascent Solar Technologies, Inc., 12300 Grant Street, Thornton, CO 80241.

These proxy materials are first being provided on or about October 23, 2023 to all stockholders as of the record date, October 16, 2023. Stockholders who owned our common stock at the close of business on October 16, 2023 are entitled to receive notice of, attend, and vote at the Annual Meeting. On the record date, there were 1,719,223 shares of our common stock outstanding.

This Proxy Statement is being furnished to you with a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Annual Report”), which was filed with the Securities and Exchange Commission (the “SEC”) on March 10, 2023. We will provide, without charge, additional copies of our Annual Report upon request. Any exhibits listed in the Annual Report also will be furnished upon request at the actual expense we incur in furnishing such exhibit to you. Any such requests should be directed to our Corporate Secretary at our executive offices set forth above.

References to the “Company,” “Ascent Solar,” “our,” “us” or “we” mean Ascent Solar Technologies, Inc.

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ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 5, 2023

GENERAL

Ascent Solar Technologies, Inc. (the “Company”) has made these proxy materials available to you on the internet, or, upon your request, has delivered printed proxy materials to you, in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for use at the Annual Meeting to be held at 10:00 a.m. Mountain Time on December 5, 2023, or at any adjournment or postponement thereof, for the purposes set forth in this Proxy Statement. The Annual Meeting will be held at the Company, 12300 Grant Street, Thornton, CO 80241.

VOTING AND RELATED MATTERS

What is a proxy?

A proxy is a person or persons whom you designate to vote your stock. If you designate someone as your proxy in a written document, that document is called a proxy card.

Who pays for the proxy solicitation?

The Company will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the annual meeting. Certain of our directors, officers or employees may solicit your proxy and they will receive no additional compensation for such solicitation. We will reimburse brokers and other nominees for costs incurred by them in mailing proxy materials to beneficial owners in accordance with applicable rules.

What is the purpose of the annual meeting?

As a stockholder of the Company, you have a right to vote on certain business matters affecting us. The proposals that will be presented at the Annual Meeting, and upon which you are being asked to vote, are discussed below. Each share of our common stock you owned as of the record date entitles you to one vote on each proposal presented at the Annual Meeting.

What is the record date and what does it mean?

The Board of Directors set October 16, 2023, as the record date for the Annual Meeting. You are entitled to notice of, and to vote at, the annual meeting if you owned shares as of the close of business on our record date.

How many shares are entitled to vote at the Annual Meeting?

At the close of business on the record date, there were 1,719,223 issued shares of our common stock, par value $0.0001 per share ("Common Stock"). You are entitled to one vote in person or by proxy on all matters properly to come before the Annual Meeting for each share of our Common Stock that you owned on the record date.

What constitutes a quorum?

Stockholders of record at the close of business on October 16, 2023 are entitled to receive notice and vote at the meeting. On the record date, there were 1,719,223 issued and outstanding shares of our common stock. Each holder of our common stock voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote constitutes a quorum for the transaction of business at the meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

How do I vote?

If you are a record owner of our Common Stock, you may vote over the Internet, by telephone, by mail or in person at the Annual Meeting. More specifically:

•	You can vote via the Internet. The website address for Internet voting and the instructions for voting are provided on your Notice or proxy card. You will need to use the control number appearing on your Notice or proxy card to vote via the Internet. If you vote via the Internet you do not need to vote by telephone or return a proxy card.
•	You can vote by telephone by calling the toll-free telephone number provided on your proxy card. You will need to use the control number appearing on your Notice or proxy card to vote by telephone. If you vote by telephone you do not need to vote over the Internet or return a proxy card.

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•	If you received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided. You may also download the form of proxy card off the Internet and mail it to us. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.
•	If you attend the Annual Meeting and plan to vote in person, we will provide you with a ballot at the Annual Meeting. If your shares are registered directly in your name, you are considered the stockholder of record, and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Annual Meeting, you will need to bring to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

How do I vote if my shares are in “street name”?

If you hold shares in “street name” (that is, through a bank, broker, or other nominee), your shares must be voted in accordance with instructions provided by the nominee. If your shares are held in the name of a nominee and you would like to attend the annual meeting and vote in person, you may contact the person in whose name your shares are registered and obtain a proxy from that person and bring it to the annual meeting.

How do I know if I hold my shares in “street name”?

If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares, and your shares are considered held in “street name.” However, if your shares are registered directly in your name with Computershare, our transfer agent, you are considered the record owner of those shares.

Will my proxy appointment on the internet be secure and accurate?

Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.

What is the deadline for submitting my proxy?

Proxy appointments must be received by 11:59 p.m., Mountain Time, on December 4, 2023. You will still have the right to vote in person at the meeting even if you submit your proxy via the internet or by telephone.

Can I revoke my proxy?

Yes. You may revoke your proxy at any time before it is voted at the Annual Meeting. To do this, you must:

•	enter a new vote over the Internet or by telephone, or by signing and returning a replacement proxy card;
•	provide written notice by December 4, 2023 of the revocation to our Corporate Secretary at our principal executive offices, which are located at 12300 Grant Street, Thornton, Colorado 80241; or
•	attend the Annual Meeting and vote in person.

Where can I find voting results of the Annual Meeting?

Voting results will be announced at the Annual Meeting and published in a Form 8-K to be filed within four (4) business days after the Annual Meeting.

How are the votes counted and what vote is needed to approve each of the proposals?

Assuming that a quorum is present:

•	the affirmative vote of a majority of the shares having voting power present in person or by proxy will be required to elect the director nominees;

•	the affirmative vote of a majority of the shares having voting power present in person or by proxy will be required to ratify the appointment of Haynie & Company as our independent registered public accounting firm for the year ending December 31, 2023;

•	the affirmative vote of a majority of the shares having voting power present in person or by proxy will be required to approve the 2023 Ascent Solar Technologies, Inc. Equity Incentive Plan;

•	the affirmative vote of a majority of the shares having voting power present in person or by proxy will be required to approve, on an advisory basis, the compensation of the Company's executive officers;

•	for purposes of the advisory vote regarding the frequency of the advisory vote on executive compensation, the option of every year, every two years, or every three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been elected by stockholders;

•	unless otherwise required by our Second Amended and Restated Bylaws (the "Bylaws") or by applicable law, the affirmative vote of a majority of the shares present having voting power in person or by proxy will be required to approve any other matter properly presented for a vote at the meeting; provided that if any stockholders are entitled to vote thereon as a class, such approval will require the affirmative vote of a majority of the shares entitled to vote as a class who are present in person or by proxy.

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The vote on Proposal No. 4 (advisory vote on executive compensation) is a non-binding advisory vote. The Board will consider our executive officer compensation to have been approved by stockholders if Proposal No. 4 receives more votes “For” than “Against.” Similarly, the vote on Proposal No. 5 (advisory vote on say-on-pay frequency) is also a non-binding advisory vote.

Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting. Such inspectors will also determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If your shares are held in street name and you do not instruct your broker on how to vote your shares, your brokerage firm, in its discretion, may either leave your shares unvoted or vote your shares on routine matters.

The Company believes that the election of directors, the approval of the 2023 Ascent Solar Technologies, Inc. Equity Incentive Plan, the advisory vote to approve executive compensation, and the advisory vote on say-on-pay frequency are considered non-routine matters. Consequently, without your voting instructions, your brokerage firm cannot vote your shares on these proposals. These unvoted shares, called “broker non-votes,” refer to shares held by brokers who have not received voting instructions from their clients and who do not have discretionary authority to vote on non-routine matters.

The Company believes that the proposal to ratify the appointment of Haynie & Company as our independent registered public accounting firm for the current fiscal year will be considered a routine matter. To the extent your brokerage firm votes your shares on your behalf on these proposals, your shares also will be counted as present for the purpose of determining a quorum.

Abstentions shall have the same effect as a vote against Proposal Nos. 1 (election of directors), 2 (approval of auditors), and 3 (approval of the Equity Incentive Plan). Abstentions shall have no effect on the outcome of Proposal Nos. 4 (advisory vote on executive compensation) and 5 (advisory vote on say-on-pay frequency).

Broker non-votes shall have no effect on the outcome of Proposal Nos. 1 (election of directors), 3 (approval of the Equity Incentive Plan), 4 (advisory vote on executive compensation), and 5 (advisory vote on say-on-pay frequency).

How does the Board recommend I vote?

The Board recommends a vote “FOR” electing all nominees for director (Proposal No, 1); “FOR” the appointment of Haynie & Company as our independent registered public accounting firm for the year ending December 31, 2023 (Proposal No. 2); “FOR” the approval of the 2023 Company Equity Incentive Plan Proposal No. 3); “FOR” the approval of the compensation of our named executive officers as disclosed in this proxy statement (Proposal No. 4); and for 1 YEAR as the preferred frequency for advisory votes on executive compensation (Proposal No. 5).

What if I return a proxy card but do not make specific choices?

When a proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting as directed. If no specification is indicated, the shares will be voted:

(1)	“FOR” the election of the director nominees set forth in this Proxy Statement;

(2)	“FOR” the ratification of the appointment of Haynie & Company as our independent registered public accounting firm for the year ending December 31, 2023;
(3)	“FOR” the approval of the 2023 Ascent Solar Technologies, Inc. Equity Incentive Plan;

(4)	“FOR” the approval, on an advisory basis, of the compensation of our executive officers;

(5)	“FOR” approval, on an advisory basis, of 1 year as the preferred frequency for advisory votes on executive compensation; and

(6)	at the discretion of your proxies on any other matter that may be properly brought before the Annual Meeting.

If your shares are held in street name and you do not instruct your broker on how to vote your shares, your brokerage firm, in its discretion, may either leave your shares unvoted or vote your shares on routine matters, which includes the ratification of our independent registered public accounting firm.

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What is “Householding” of Proxy Materials?

In a further effort to reduce printing costs and postage fees, we have adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials, unless one or more of these stockholders notifies us that he or she wishes to continue receiving individual copies.

If: (1) you share an address with another stockholder and received only one set of proxy materials, and would like to request a separate paper copy of these materials; or (2) you share an address with another stockholder and in the future together you would like to receive only a single paper copy of these materials, please notify our Corporate Secretary by mail at 12300 Grant Street, Thornton, Colorado 80241.

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PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Our Board currently consists of four members and is divided into three classes. The directors in Class A serve three-year terms and in each case until their respective successors are duly elected and qualified. The directors in Class B serve two-year terms and in each case until their respective successors are duly elected and qualified. The directors in Class C serve one-year terms and in each case until their respective successors are duly elected and qualified.

The Board has nominated Forrest Reynolds and Louis Berezovsky as Class A directors to each serve a three-year term, Gregory Thompson and Paul Warley as Class B directors to each serve a two-year term, and David Peterson as a Class C director to serve a one-year term. Except for Mr. Warley, each nominee is currently a director of the Company. Each nominee has indicated a willingness to continue to serve as a director, if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our Board.

The following set forth certain information regarding the nominees and the executive officers of the Company, including the terms of office of the Board members.

Nominees for Election as Directors

The following table sets forth certain information with respect to the Board’s director nominees, based upon information furnished by each director:

Name	Age	Position	Term Expires
David Peterson	54	Director (Class C)	2024
Gregory Thompson	68	Director (Class B)	2025
Paul Warley	61	Director (Class B)	2025
Louis Berezovsky	58	Director (Class A)	2026
Forrest Reynolds	53	Director (Class A)	2026

The nominee for director with a term expiring in 2024 is:

David Peterson. Mr. Peterson has served on our Board since December 2020. Mr. Peterson has over 25 years of business management experience, including 9 years as a private equity investor, 6 years as a manager at an engineering consulting firm, and over 20 years of board experience. From April 2015 to present, Mr. Peterson has worked for EPD Consultants, Inc., a privately held engineering firm headquartered in Carson, California, where he serves as Senior Project Manager. From 2010 to 2015, Mr. Peterson was President and Co-Founder of Great Circle Industries, Inc., a water recycling company in southern California. His past experience includes being a board member at AIR-serv, LLC, a tire inflation vending machine manufacturer, where Mr. Peterson managed the acquisition process, including obtaining expansion of the company's credit facility, as that company completed 10 acquisitions and grew from $10 million of EBITDA to $20 million of EBITDA in the year prior to its sale for $151 million to WindPoint Partners. Mr. Peterson has an MBA degree from the Marshall School of Business at the University of Southern California, and a B.A. from the University of California, Santa Cruz. Mr. Peterson and Michael J. Gilbreth (our former CFO) are cousins. We believe Mr. Peterson is well-qualified to serve as a director due to his extensive management and board experience.

The nominees for directors with terms expiring in 2025 are:

Gregory Thompson. Mr. Thompson was appointed to the Board on April 3, 2023. Mr. Thompson is a four-time public company CFO with extensive global experience across several industries including technology, manufacturing, chemicals, building products, medical equipment, software and services, and public accounting. From December 2018 through June 2021, Mr. Thompson was EVP and CFO of KEMET Corporation (NYSE: KEM), a manufacturer of a broad selection of capacitor technologies, and a variety of other passive electronic components. In June 2020, KEMET was acquired by Yageo Corporation for approximately $1.8 billion. From 2008 to 2018, Mr. Thompson was EVP and CFO of Axiall Corporation (NYSE: AXLL), a manufacturer and marketer of chlorovinyls and aromatics (acetone, cumene, phenol). Axiall was sold to Westlake Chemical Corporation in late 2018. Prior to Axiall, Mr. Thompson was CFO of medical equipment manufacturer Invacare Corporation (NYSE: IVC) from 2002 to 2008, CFO of Sensormatic Electronics Corporation from 2000 to 2002, and Corporate Controller of Sensormatic from 1997 to 2000. Previously at Wang Laboratories, Inc. Mr. Thompson served as Vice President and Corporate Controller from 1994 to 1997 and Assistant controller from 1990 to 1994. He began his career at Price Waterhouse and Coopers & Lybrand where he spent 13 years serving international clients in industries including chemicals, construction, distribution, manufacturing, metals, retail, and technology. Mr. Thompson earned a Bachelor of Science, Accounting from Virginia Tech in 1977. He is a Certified Public Accountant, and a Member of the American Institute of Certified Public Accountants. We believe Mr. Thompson is well qualified to serve as a director due to his knowledge and business experience.

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Paul Warley. Mr. Warley has been President and Chief Executive Officer of Ascent Solar Technologies Inc. since May 2, 2023. Prior to that, he served as CFO of the Company since December 12, 2022. Mr. Warley has significant experience in corporate turnarounds, restructuring, cross-border trade and capital advisory work. From 2015 to 2022, Mr. Warley was president of Warley & Company LLC, a strategic advisory firm providing executive management, capital advisory, and M&A services to middle-market companies in the service, construction, technology, oil & gas, clean energy, food, retail, and green-building sectors. While at Warley & Company, from 2018 to 2019, Mr. Warley was engaged as Chief Executive Officer and CFO of 360Imaging, a provider of products and services for implant surgery and digital dentistry. From 2011 to 2015, Mr. Warley served clients in the alternative energy industry as a managing director and additionally was Chief Compliance Officer with Deloitte Corporate Finance. From 1997 to 2011, Mr. Warley was Managing Director and Region Manager for GE Capital. From 1984 to 1997, Mr. Warley was with Bank of America and Bankers Trust as a Senior Vice President. Mr. Warley holds the Financial Industry Regulatory Authority Series 7, 24 and 63 licenses. He earned his B.S. degree in Business Administration from The Citadel (The Military College of South Carolina) and served in the U.S. Army, attaining the rank of Captain. While at Warley & Company LLC, Mr. Warley provided corporate finance consulting services to BD1 Investment Holding LLC, the Company's largest stockholder. We believe Mr. Warley is well qualified to serve as a director due to his knowledge and business experience.

The nominees for directors with terms expiring in 2026 are:

Forrest Reynolds. Mr. Reynolds has over 28 years of business and management experience and is currently the Managing Partner of CalTex Capital, LLC, a privately held investment firm, as well as a Managing Director of The Vortex Group Family Office, LLC, a private family office, both of which are based in Texas. Previously, Mr. Reynolds served as the Chief Restructuring Officer for Centaur Gaming, LLC, a gaming development company located in Indianapolis, Indiana. In this capacity, Mr. Reynolds managed a $1.0 billion Chapter 11 bankruptcy reorganization for the company. Prior to that, Mr. Reynolds worked in the investment banking industry for over 14 years holding various positions with several multinational investment banks including Credit Suisse, BT Alex Brown (later Deutsche Bank) and UBS. Mr. Reynolds sits on the board of several private companies and is actively involved with several charitable organizations. Mr. Reynolds graduated from The University of Texas at Austin where he received a B.B.A. in Finance and a B.A. in Economics. We believe Mr. Reynolds is well qualified to serve as a director due to his knowledge and business experience.

Louis Berezovsky. Mr. Berezovsky joined Eagle Infrastructure Services in July 2013 and leads the Finance and Accounting, M&A, Human Resources, Legal and IT functions. He has more than 30 years of experience in senior financial management positions across a variety of industries including 25 years of working in private equity sponsored portfolio companies. His accomplishments include the completion more than 60 acquisitions as well as multiple recapitalizations and successful sale processes. Prior to joining Eagle, Mr. Berezovsky previously served as Executive Vice President and Chief Financial Officer of ABRA Auto Body and Glass, Chief Financial Officer of ConvergeOne, and Chief Financial Officer of AIR-serv.

After receiving his B.S. in Accounting from the University of Minnesota, Carlson School of Management, he began his career at a Minneapolis based CPA firm. He is a Certified Management Accountant (CMA). He has also served as a member of the Board of Directors and as the Chairman of the Finance Committee for the Better Business Bureau of Minnesota and North Dakota since 2012. We believe Mr. Berezovsky is well-qualified to serve as a director due to his knowledge and business experience.

Vote Required and Board of Director’s Recommendation

To be elected, the directors nominated via Proposal No. 1 must receive the affirmative vote of a majority of shares with voting power present in person or by proxy at the Annual Meeting. You may vote “FOR” all the nominees, “FOR” any one of the nominees, “WITHHOLD” your vote from all the nominees or “WITHHOLD” your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee does not have authority to vote your unvoted shares held by the firm for the election of directors. As a result, any shares not voted by you will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

The Board of Directors recommends voting “FOR” Proposal No. 1 to elect Forrest Reynolds and Louis Berezovsky as Class A directors, Gregory Thompson and Paul Warley as Class B directors, and David Peterson as a Class C director.

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Total Number of Directors: 4
	Female	Male	Non-Binary	Did Not Disclose Gender
Directors’ Gender:	—	4	—	—
Number of Directors who identify in any of the categories below:

African American or Black	—	—	—	—
Alaskan Native	—	—	—	—
Asian	—	—	—	—
Hispanic	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	4	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

Executive Officers Who are Not Directors

The following table sets forth certain information with respect to the executive officers of Ascent, as of October 12, 2023, based upon information furnished by each officer:

Name	Age	Position
Paul Warley	61	President and Chief Executive Officer
Jin Jo	45	Chief Financial Officer
Bobby Gulati	58	Chief Operating Officer

Paul Warley. Mr. Warley's biographical information is included above under Proposal No. 1 – Nominees for Election as Directors.

Jin Jo. Ms. Jo joined Ascent in 2021 as the Finance Controller. From 2015 to 2021, Ms. Jo was the head of technical accounting of Empower Retirement, a financial services company, where her primary focus was accounting research for complex new products, investments and transactions, and new accounting standards implementation on International Financial Reporting Standards, US GAAP and insurance Statutory Accounting Principles. From 2011 to 2015, Ms. Jo was an Inspection Specialist at the Public Company Accounting Oversight Board where she assessed auditor compliance with audit professional standards. Ms. Jo started her career in public accounting, spending 11 years in the audit and assurance practice serving both public and private companies. Ms. Jo is a certified public accountant in the state of Colorado and earned her B.S. degree in Business Administration from the University of Colorado, Boulder. We believe Ms. Jo is well-qualified to serve as our CFO due to her business experience.

Bobby Gulati. Mr. Gulati has over 30 years of executive leadership experience in engineering and manufacturing roles. Mr. Gulati joined Ascent in February 2012 as Head Equipment Engineer. In March 2014, he was promoted to Director of Equipment Engineering with emphasis on International Business Development. In 2020, Mr. Gulati was promoted to Chief Information Officer. From 2010 to 2012 Mr. Gulati was the Director of Equipment Engineering for Twin Creeks Technologies, an amorphous silicon solar manufacturing company, and was responsible for the operations of the 5MW solar cell manufacturing facility in Senatobia, Mississippi. From 2001 to 2010, Mr. Gulati was the co-founder and President of TriStar Systems, a manufacturer of automated manufacturing and assembly equipment for the solar, aerospace and disk drive industries. From 1992 to 2000, Mr. Gulati was the co-founder and Chief Operating Officer of the publicly traded company NexStar Automation, whose focus was designing and building automated production equipment for the semiconductor and medical disposable industries. Mr. Gulati earned his B.S. degree in Electrical Engineering with a minor in Computer Science and Robotics from the University of Colorado, Denver. We believe Mr. Gulati is well-qualified to serve as our COO due to his business experience.

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PROPOSAL NO. 2 – RATIFICATION OF APPOINTMENT OF HAYNIE & COMPANY

Overview

The Audit Committee has engaged the registered public accounting firm of Haynie & Company as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2023. Ascent’s stockholders are being asked to ratify this appointment. Haynie & Company has served as Ascent’s independent registered public accounting firm since 2017.

The Audit Committee is solely responsible for selecting Ascent’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Stockholder approval is not required to appoint Haynie & Company as our independent registered public accounting firm. However, the Board believes that submitting the appointment of Haynie & Company to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the Audit Committee will reconsider whether to retain Haynie & Company. If the selection of Haynie & Company is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of Ascent and its stockholders.

Representatives of Haynie & Company are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees

Fees for audit and related services by our accounting firm, Haynie & Company, for the years ended December 31, 2022 and 2021 were as follows:

	2022	2021
Audit fees	$155,500	$155,500
Audit related fees	40,500	12,700
Total audit and audit related fees	196,000	168,200
Tax fees	—	—
All other fees	—	—
Total Fees	$196,000	$168,200

Audit fees for Haynie & Company for fiscal year 2022 and 2021 represent aggregate fees during the audit of the financial statements and interim reviews of the quarterly financial statements. Audit related fees include consents and comfort letters.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee charter provides that the Audit Committee will pre-approve all audit services and non-audit services to be provided by our independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision making process, but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting. All audit and non-audit services performed by our independent accountants have been pre-approved by our Audit Committee to assure that such services do not impair the auditors’ independence from us.

Vote Required and Board Recommendation

The affirmative vote of a majority of the shares with voting power present in person or by proxy will be required to ratify the appointment of Haynie & Company as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2023.

The Board recommends that stockholders vote “FOR” Proposal No. 2 to ratify the appointment of Haynie & Company as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2023.

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PROPOSAL 3– APPROVAL OF ASCENT’S 2023 EQUITY INCENTIVE PLAN

Overview

At the Annual Meeting, stockholders will be asked to approve the Ascent Solar Technologies, Inc. 2023 Equity Incentive Plan (the “2023 Incentive Plan”). The Board adopted the 2023 Incentive Plan on October 6, 2023, subject to and effective upon its approval by our stockholders. If the stockholders approve the 2023 Incentive Plan, it will become effective on the day of the Annual Meeting.

General Description of the 2023 Incentive Plan

On October 6, 2023, our Board adopted the 2023 Incentive Plan to enable us to grant awards to management to reward and incentivize their performance and retention, but also to have a long-term equity plan that is appropriate for us as a public company. We urge stockholders to carefully read the Executive Compensation section of this proxy statement, which describes the executive compensation paid to our executive officers. Our Board and our Compensation Committee believe that the compensation paid to our executive officers is effective in achieving our compensation objectives.

The material terms of the 2023 Incentive Plan are summarized below. The following summary is qualified in its entirety by reference to the complete text of the 2023 Incentive Plan, a copy of which has been filed as an exhibit to this proxy statement.

Administration of the plan

Our Board has appointed the Compensation Committee of our Board of Directors as the committee under the 2023 Incentive Plan with the authority to administer the 2023 Incentive Plan. We refer to our Board or Compensation Committee, as applicable, as the “Administrator.” The Administrator is authorized to grant awards to eligible employees, consultants and non-employee directors.

Number of authorized shares and award limits

The aggregate number of our shares of common stock that may be issued or used for reference purposes under the 2023 Incentive Plan is 525,000 shares (subject to adjustment as described below). Our shares of common stock that are subject to awards will be counted against the overall limit as one share for every share granted or covered by an award. If any award is cancelled, expires, terminates, or remains unexercised for any reason, the shares covered by such award will again be available for the grant of awards under the 2023 Incentive Plan, except that any shares that are not issued as the result of a net exercise or settlement or that are used to pay any exercise price or tax withholding obligation will not be available for the grant of awards. Shares of common stock that we repurchase on the open market with the proceeds of an option exercise price also will not be available for the grant of awards. Awards that may be settled solely in cash will not be deemed to use any shares.

The aggregate number of our shares of common stock that may be issued or used for reference purposes under the 2023 Incentive Plan will automatically increase on January 1st of each year starting on January 1, 2025, and ending on (and including) January 1, 2033, in an amount equal to 5% of the total number of shares outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the share reserve for such year or that the increase in the share reserve for such year will be a lesser number of shares than would otherwise occur pursuant to the preceding sentence.

The maximum number of our shares of common stock that may be subject to any award of stock options, any restricted stock or other stock-based award denominated in shares that may be granted under the 2023 Incentive Plan during any fiscal year to each employee or consultant is 250,000 shares per type of award; provided that the maximum number of our shares of common stock for all types of awards during any fiscal year is 250,000 shares per each employee, consultant or director. The maximum number of our shares of common stock that may be granted pursuant to awards under the 2023 Incentive Plan during any fiscal year to any non-employee director is 250,000 shares. In addition, the maximum grant date value of any other stock-based awards denominated in cash and the maximum payment under any performance-based cash award granted under the 2023 Incentive Plan payable with respect to any fiscal year to an employee or consultant is $750,000.

The foregoing individual participant limits are cumulative; that is, to the extent that shares of common stock that may be granted to an individual in a fiscal year are not granted, the number of shares of common stock that may be granted to such individual is increased in the subsequent fiscal years during the term of the 2023 Incentive Plan, until used. In addition, the foregoing limits (other than the limit on the maximum number of our shares of common stock for all types of awards during any fiscal year) will not apply (i) to options, restricted stock or other stock-based awards that constitute "restricted property" under Section 83 of the Code to the extent granted during the reliance period (as described below), or (ii) to performance-based cash awards or other types of other stock-based awards to the extent paid or otherwise settled during the reliance period.

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The Administrator will, in accordance with the terms of the 2023 Incentive Plan, make appropriate adjustments to the above aggregate and individual limits (other than cash limitations), to the number and/or kind of shares or other property (including cash) underlying awards and to the purchase price of shares underlying awards, in each case, to reflect any change in our capital structure or business by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, any recapitalization, merger, consolidation, spin off, split off, reorganization or any partial or complete liquidation, any sale or transfer of all or part of our assets or business, or any other corporate transaction or event that would be considered an “equity restructuring” within the meaning of FASB ASC Topic 718. In addition, the Administrator may take similar action with respect to other extraordinary events.

Eligibility and participation

All of our current and prospective employees and consultants, as well as our non-employee directors, are eligible to be granted non-qualified stock options, restricted stock, performance-based cash awards and other stock-based awards under the 2023 Incentive Plan. Only our and our subsidiaries’ employees are eligible to be granted incentive stock options (“ISOs”) under the 2023 Incentive Plan. Eligibility for awards under the 2023 Incentive Plan is determined by the Administrator in its discretion. In addition, each member of our Board who is not an employee of the company or any of our affiliates is expected to be eligible to receive awards under the 2023 Incentive Plan.

Types of awards

Stock options. The 2023 Incentive Plan authorizes the Administrator to grant ISOs to eligible employees and non-qualified stock options to purchase shares to employees, consultants, prospective employees, prospective consultants and non-employee directors. The Administrator will determine the number of shares of common stock subject to each option, the term of each option, the exercise price (which may not be less than the fair market value of the shares of common stock at the time of grant, or 110% of fair market value in the case of ISOs granted to 10% stockholders), the vesting schedule and the other terms and conditions of each option. Options will be exercisable at such times and subject to such terms as are determined by the Administrator at the time of grant. The maximum term of options under the 2023 Incentive Plan is ten years (or five years in the case of ISOs granted to 10% stockholders). Upon the exercise of an option, the participant must make payment of the full exercise price, either in cash or by check, bank draft or money order; solely to the extent permitted by law and authorized by the Administrator, through the delivery of irrevocable instructions to a broker, reasonably acceptable to us, to promptly deliver to us an amount equal to the aggregate exercise price; or on such other terms and conditions as may be acceptable to the Administrator (including, without limitation, the relinquishment of options or by payment in full or in part in the form of shares of common stock).

Restricted stock. The 2023 Incentive Plan authorizes the Administrator to grant restricted stock. Recipients of restricted stock enter into an agreement with us subjecting the restricted stock to transfer and other restrictions and providing the criteria or dates on which such awards vest and such restrictions lapse. The restrictions on restricted stock may lapse and the awards may vest over time, based on performance criteria or other factors (including, without limitation, performance goals that are intended to comply with the performance-based compensation exception under Section 162(m), as discussed below), as determined by the Administrator at the time of grant. Except as otherwise determined by the Administrator, a holder of restricted stock has all of the attendant rights of a stockholder including the right to receive dividends, if any, subject to and conditioned upon vesting and restrictions lapsing on the underlying restricted stock, the right to vote shares and, subject to and conditioned upon the vesting and restrictions lapsing for the underlying shares, the right to tender such shares. However, the Administrator may in its discretion provide at the time of grant that the right to receive dividends on restricted stock will not be subject to the vesting or lapsing of the restrictions on the restricted stock.

Other stock-based awards. The 2023 Incentive Plan authorizes the Administrator to grant awards of shares of common stock and other awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, shares of common stock, including, but not limited to, shares of common stock awarded purely as a bonus and not subject to any restrictions or conditions; shares of common stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by us or an affiliate; stock appreciation rights; stock equivalent units; restricted stock units; performance awards entitling participants to receive a number of shares of common stock (or cash in an equivalent value) or a fixed dollar amount, payable in cash, stock or a combination of both, with respect to a designated performance period; or awards valued by reference to book value of our shares of common stock. In general, other stock-based awards that are denominated in shares of common stock will include the right to receive dividends, if any, subject to and conditioned upon vesting and restrictions lapsing on the underlying award, but the Administrator may in its discretion provide at the time of grant that the right to receive dividends on a stock-denominated award will not be subject to the vesting or lapsing of the restrictions on the performance award.

Performance-based cash awards. The 2023 Incentive Plan authorizes the Administrator to grant cash awards that are payable or otherwise based on the attainment of pre-established performance goals during a performance period. As noted above, following the Reliance Period, performance-based cash awards granted under the 2023 Incentive Plan that are intended to satisfy the performance-based compensation exception under Code Section 162(m) will vest based on attainment of specified performance goals established by the Administrator. These performance goals will be based on the attainment of a certain target level of, or a specified increase in (or decrease where noted), criteria selected by the Administrator.

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Such performance goals may be based upon the attainment of specified levels of company, affiliate, subsidiary, division, other operational unit, business segment or administrative department performance relative to the performance of other companies. The Administrator may designate additional business criteria on which the performance goals may be based or adjust, modify or amend those criteria, to the extent permitted by Section 162(m). Unless the Administrator determines otherwise, to the extent permitted by Section 162(m), the Administrator will disregard and exclude the impact of special, unusual or non-recurring items, events, occurrences or circumstances, discontinued operations or the disposal of a business, the operations of any business that we acquire during the fiscal year or other applicable performance period, or a change in accounting standards required by generally accepted accounting principles or changes in applicable law or regulations.

Effect of certain transactions; Change in control

In the event of a change in control, as defined in the 2023 Incentive Plan, except as otherwise provided by the Administrator, unvested awards will not vest. Instead, the Administrator may, in its sole discretion provide that outstanding awards will be: assumed and continued; purchased based on the price per share paid in the change in control transaction (less, in the case of options and stock appreciation rights (“SARs”), the exercise price), as adjusted by the Administrator for any contingent purchase price, escrow obligations, indemnification obligations or other adjustments to the purchase price; and/or in the case of stock options or other stock-based appreciation awards where the change in control price is less than the applicable exercise price, cancelled. However, the Administrator may in its sole discretion provide for the acceleration of vesting and lapse of restrictions of an award at any time including in connection with a change in control.

Non-transferability of awards

Except as the Administrator may permit, at the time of grant or thereafter, awards granted under the 2023 Incentive Plan are generally not transferable by a participant other than by will or the laws of descent and distribution. Shares of common stock acquired by a permissible transferee will continue to be subject to the terms of the 2023 Incentive Plan and the applicable award agreement.

Term

Awards under the 2023 Incentive Plan may not be made after January 1, 2034, but awards granted prior to such date may extend beyond that date. We may seek stockholder reapproval of the performance goals in the 2023 Incentive Plan. If such stockholder approval is obtained, on or after the first stockholders’ meeting in the fifth year following the year of the last stockholder approval of the performance goals in the 2023 Incentive Plan, awards under the 2023 Incentive Plan may be based on such performance goals in order to qualify for the “performance-based compensation” exception under Section 162(m).

Amendment and termination

Subject to the rules referred to in the balance of this paragraph, our Board or the Administrator (to the extent permitted by law) may at any time amend, in whole or in part, any or all of the provisions of the 2023 Incentive Plan, or suspend or terminate it entirely, retroactively or otherwise. Except as required to comply with applicable law, no such amendment, suspension or termination may reduce the rights of a participant with respect to awards previously granted without the consent of such participant. In addition, without the approval of stockholders, no amendment may be made that would: increase the aggregate number of shares of common stock that may be issued under the 2023 Incentive Plan; increase the maximum individual participant share limitations for a fiscal year or year of a performance period; change the classification of individuals eligible to receive awards under the 2023 Incentive Plan; extend the maximum term of any option; reduce the exercise price of any option or SAR or cancel any outstanding “in-the-money” option or SAR in exchange for cash; substitute any option or SAR in exchange for an option or SAR (or similar other award) with a lower exercise price; alter the performance goals; or require stockholder approval in order for the 2023 Incentive Plan to continue to comply with Section 162(m) or Section 422 of the Code.

Federal income tax implications of the 2023 Incentive Plan

The federal income tax consequences arising with respect to awards granted under the 2023 Incentive Plan will depend on the type of award. From the recipients’ standpoint, as a general rule, ordinary income will be recognized at the time of payment of cash, or delivery of actual shares. Future appreciation on shares held beyond the ordinary income recognition event will be taxable at capital gains rates when the shares are sold. We, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the recipient, and we will not be entitled to any tax deduction in respect of capital gain income recognized by the recipient. Exceptions to these general rules may arise under the following circumstances: (i) if shares, when delivered, are subject to a substantial risk of forfeiture by reason of failure to satisfy any employment or performance-related condition, ordinary income taxation and our tax deduction will be delayed until the risk of forfeiture lapses (unless the recipient makes a special election to ignore the risk of forfeiture); (ii) if an employee is granted an ISO, no ordinary income will be recognized, and we will not be entitled to any tax deduction, if shares acquired upon exercise of the ISO are held longer than the later of one year from the date of exercise and two years from the date of grant; (iii) for awards granted after the reliance period, we may not be entitled to a tax deduction for compensation attributable to awards granted to one of our Named Executive Officers (other than our Chief Financial Officer), if and to the extent such compensation does not qualify as “performance-based” compensation under Section 162(m), and such compensation, along with any other non-performance-based compensation paid in the same calendar year, exceeds $1 million; and (iv) an award may be taxable at 20% above ordinary income tax rates at the time it becomes vested, even if that is prior to the delivery of the cash or stock in settlement of the award, if the award constitutes “deferred compensation” under Section 409A of the Code, and the requirements of Section 409A of the Code are not satisfied. The foregoing provides only a general description of the application of federal income tax laws to certain awards under the Incentive Plans, and is not intended as tax guidance to participants in the Incentive Plans, as the tax consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. This summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws.

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Vote Required and Board’s Recommendation

The affirmative vote of a majority of the shares of common stock present in person, or represented by proxy, and entitled to vote at the Annual Meeting is required to ratify the 2023 Incentive Plan. Abstentions will be treated as shares present and entitled to vote and will therefore have the same effect as a vote against this proposal.

If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee does not have authority to vote your unvoted shares held by the firm on this proposal. As a result, any shares not voted by you will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of the vote on Proposal No. 3.

The board of directors recommends voting “FOR” Proposal No. 3 to approve the 2023 Ascent Solar Technologies, Inc. Equity Incentive Plan.

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PROPOSAL 4 – NON-BINDING ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Overview

Section 14A of the Securities Exchange Act requires public companies to conduct a separate stockholder advisory vote on executive compensation as disclosed in the Executive Compensation section of the annual proxy statement. While this advisory vote, commonly referred to as a “say-on-pay” vote, is non-binding, the Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation programs.

We urge stockholders to carefully read the Executive Compensation section of this proxy statement, which describes the executive compensation paid to our executive officers. Our Board and our Compensation Committee believe that the compensation paid to our executive officers is effective in achieving our compensation objectives.

In accordance with Section 14A of the Securities Exchange Act, we are asking stockholders to approve the following advisory resolution at the 2023 Annual Meeting:

RESOLVED, that the stockholders of Ascent Solar Technologies, Inc. approve, on an advisory basis, the compensation of the Company's executive officers as disclosed in the Executive Compensation section of the Proxy Statement for the Company's 2023 Annual Meeting.

Vote Required and Board Recommendation

The affirmative vote of a majority of shares with voting power present in person or by proxy will be required to approve the resolution.

The Board recommends that stockholders vote “FOR” Proposal No. 4 to approve, on an advisory basis, the compensation of the Company’s executive officers.

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PROPOSAL 5 – NON-BINDING ADVISORY VOTE TO APPROVE THE PREFERRED FREQUENCY OF STOCKHOLDER ADVISORY VOTES ON EXECUTIVE COMPENSATION

Overview

Section 14A of the Securities Exchange Act also provides that stockholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequent we should seek future advisory votes on the compensation of our executive officers, which we refer to as “say-on-frequency.” By voting with respect to Proposal No. 5, stockholders may indicate whether they would prefer that we conduct future say-on-pay votes once every year, every two years, or every three years. Stockholders, if they wish, may also abstain from casting a vote on this proposal.

After careful consideration, our Board has determined that a say-on-pay vote on executive compensation once every year is the best approach for the Company, and therefore our Board recommends that you vote for a one-year interval between the say-on-pay votes. The Board is recommending that stockholders vote for a frequency of once every year because it believes that an annual advisory vote on executive compensation is a good corporate governance practice and that it has and will allow our stockholders to provide their direct input on our compensation philosophy, policies and practices as disclosed in our proxy statement every year. Also, an annual advisory vote on executive compensation is consistent with our desire to seek input from, and engage in discussions with, our stockholders on corporate governance matters and our executive compensation philosophy, policies and practices.

We recognize that our stockholders may have different views as to the best approach on this issue, and therefore we look forward to hearing from our stockholders as to their preferences on the frequency of an advisory vote on executive compensation.

Your vote on this Proposal No. 5 is also advisory, and therefore not binding on the Company, the Board, or the Compensation Committee, and the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders. However, our Board and our Compensation Committee value the opinions of our stockholders and we will take our stockholders’ preferences into account in making determinations regarding the frequency of the say-on-pay vote.

Board Recommendation

The Board recommends that a vote “FOR” the option of once every year as the preferred frequency with which stockholders are provided an advisory vote on executive compensation.

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CORPORATE GOVERNANCE

Overview

Our Bylaws provide that the size of our Board is to be determined from time to time by resolution of the Board, but shall consist of at least two and no more than nine members. Our Board currently consists of four members. The Board has determined that the following directors are “independent” as required by the corporate governance rules contained in the Nasdaq Stock Market Rulebook (the “Nasdaq Rules”) and by our corporate governance guidelines: Mr. Reynolds, Mr. Berezovsky, Mr. Thompson, and Mr. Peterson.

Our Certificate of Incorporation provides that the Board of Directors will be divided into three classes. Forrest Reynolds and Louis Berezovsky serve as Class A directors, Gregory Thompson serves as a Class B director, and David Peterson serves as a Class C director. Upon the recommendation of the Nominating and Governance Committee, the Board has nominated Mr. Reynolds and Mr. Berezovsky as Class A directors each serving a three-year term, Mr. Thompson and Mr. Warley as the Class B directors each serving a two-year term, and Mr. Peterson as the Class C director serving a one-year term.

Board Leadership Structure and Role in Risk Oversight

Our current Chief Executive Officer, Paul Warley, is not currently a member of our Board, but has been nominated to become a director. Notwithstanding the foregoing, our Board does not have a formal policy regarding separation of the Chairman and Chief Executive Officer roles, and the Board may in the future decide to implement such a policy if it deems it in the best interests of us and our stockholders.

Our corporate governance guidelines provide that unless the board chair is an independent director, the board shall appoint a Lead Independent Director. The Lead Independent Director chairs the executive sessions of the independent directors, coordinates the activities of the other independent directors and performs such other duties as deemed necessary by the board from time to time.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk, and reputation risk. Management is responsible for the day-to-day management of risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board meets regularly with management to discuss strategy and the risks we face. In addition, the Audit Committee regularly monitors our enterprise risk, including financial risks, through reports from management. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of our management and affairs through the Board's standing committees and, when necessary, executive sessions of the independent directors.

Committees of the Board of Directors

Our Board has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. Each committee operates pursuant to a charter. The charters of the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee can be found on the “Investor” page of our website, www.ascentsolar.com.

Audit Committee. Our Audit Committee oversees our accounting and financial reporting processes, internal systems of accounting and financial controls, relationships with independent auditors, and audits of financial statements. Specific responsibilities include the following:

•	selecting, hiring and terminating our independent auditors;

•	evaluating the qualifications, independence and performance of our independent auditors;

•	approving the audit and non-audit services to be performed by our independent auditors;

•	reviewing the design, implementation, adequacy and effectiveness of our internal controls and critical accounting policies;

•	reviewing and monitoring the enterprise risk management process;

•	overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	reviewing, with management and our independent auditors, any earnings announcements and other public announcements regarding our results of operations; and

•	preparing the report that the SEC requires in our annual proxy statement.

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Our Audit Committee is comprised of Mr. Reynolds, Mr. Berezovsky, and Mr. Thompson. Mr. Berezovsky serves as Chairman of the Audit Committee. The Board has determined that all members of the Audit Committee are independent under the Nasdaq Rules and the Company’s Audit Committee charter. Further, Mr. Berezovsky qualifies as an “audit committee financial expert,” as defined by the rules of the SEC, and has past employment experience in finance and accounting and the requisite professional certificate as required by the Nasdaq Rules.

Compensation Committee. Our Compensation Committee assists our Board in determining the development plans and compensation of our officers, directors and employees. Specific responsibilities include the following:

•	approving the compensation and benefits of our executive officers;

•	reviewing the performance objectives and actual performance of our officers; and

•	administering our stock option and other equity compensation plans.

The Compensation Committee reviews all components of compensation including base salary, bonus, equity compensation, benefits and other perquisites. In addition to reviewing competitive market values, the Compensation Committee also examines the total compensation mix, pay-for-performance relationship and how all elements, in the aggregate, comprise the executives’ total compensation package. The CEO makes recommendations to the Compensation Committee from time to time regarding the appropriate mix and level of compensation for other officers. Those recommendations consider the objectives of our compensation philosophy and the range of compensation programs authorized by the Compensation Committee. The Compensation Committee may determine director compensation by reviewing peer group data. Although the Compensation Committee has the authority to retain outside third parties, it does not currently utilize any outside consultants. The Compensation Committee may delegate certain of its responsibilities, as it deems appropriate, to other committees or officers.

Our Compensation Committee is comprised of Mr. Reynolds, Mr. Berezovsky, and Mr. Thompson. Mr. Reynolds serves as Chairman of the Compensation Committee. Our Board has determined that all members of the Compensation Committee are independent under the Nasdaq Rules and the Company’s Compensation Committee charter.

Nominating and Governance Committee.   Our Nominating and Governance Committee assists our Board by identifying and recommending individuals qualified to become members of our Board, reviewing correspondence from our stockholders, and establishing, evaluating and overseeing our corporate governance guidelines. Specific responsibilities include the following:

•	evaluating the composition, size and governance of our Board and its committees and making recommendations regarding future planning and the appointment of directors to our committees;

•	establishing a policy for considering stockholder nominees for election to our Board; and

•	evaluating and recommending candidates for election to our Board.

Our Nominating and Governance Committee is comprised of Mr. Reynolds, Mr. Berezovsky, and Mr. Thompson. Mr. Thompson serves as Chairman of our Nominating and Governance Committee. Our Board has determined that all members of the Nominating and Governance Committee are independent under the Nasdaq Rules and the Company’s respective charter.

When considering potential director candidates for nomination or election, the following characteristics are considered in accordance with our Nominating and Governance Committee Charter:

•	high standard of personal and professional ethics, integrity, and values;

•	training, experience and ability at making and overseeing policy in business, government and/or education sectors;

•	willingness and ability to keep an open mind when considering matters affecting interests of us and our constituents;

•	willingness and ability to devote the time and effort required to effectively fulfill the duties and responsibilities related to the Board and its committees;

•	willingness and ability to serve on the Board for multiple terms, if nominated and elected, to enable development of a deeper understanding of our business affairs;

•	willingness not to engage in activities or interests that may create a conflict of interest with a director’s responsibilities and duties to us and our constituents; and

•	willingness to act in the best interests of us and our constituents, and objectively assess Board, committee and management performances.

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In addition, in order to maintain an effective mix of skills and backgrounds among the members of our Board, the following characteristics also may be considered when filling vacancies or identifying candidates:

•	diversity (e.g., age, geography, professional, other);
•	professional experience;
•	industry knowledge (e.g., relevant industry or trade association participation);
•	skills and expertise (e.g., accounting or financial);
•	public company board and committee experience;
•	non-business-related activities and experience (e.g., academic, civic, public interest);
•	continuity (including succession planning);
•	size of the Board;
•	number and type of committees and committee sizes; and
•	legal and other applicable requirements and recommendations, and other corporate governance-related guidance regarding Board and committee composition.

The Nominating and Governance Committee will consider candidates recommended by stockholders who follow the nomination procedures in our Bylaws. The Nominating and Governance Committee does not have a formal policy with respect to diversity; however, as noted above, the Board and the Nominating and Governance Committee believe that it is essential that Board members represent diverse viewpoints.

Number of Meetings

The Board held a total of 12 meetings in 2022. Our Audit Committee held 5 meetings, our Compensation Committee held 3 meetings, and our Nominating and Governance Committee held 2 meetings in 2022. Each director attended at least 75% of the aggregate of the total number of meetings of the Board and the Board committees on which he served.

Board Member Attendance at Annual Stockholder Meetings

Although we do not have a formal policy regarding director attendance at annual stockholder meetings, directors are encouraged to attend these annual meetings absent extenuating circumstances. We did not hold our annual meeting during 2022 or 2021.

Stockholder Nominations

In accordance with our Bylaws, a stockholder wishing to nominate a director for election at an annual or special meeting of stockholders must timely submit a written proposal of nomination to us at our executive offices. To be timely, a written proposal of nomination for an annual meeting of stockholders must be received at least 90 calendar days but no more than 120 calendar days before the first anniversary of the date on which we held our annual meeting of stockholders in the immediately preceding year; provided , however , that in the event that the date of the annual meeting is advanced or delayed more than 30 calendar days from the anniversary of the annual meeting of stockholders in the immediately preceding year, the written proposal must be received: (i) at least 90 calendar days but no more than 120 calendar days prior to the date of the annual meeting; or (ii) no more than 10 days after the date we first publicly announce the date of the annual meeting. A written proposal of nomination for a special meeting of stockholders must be received no earlier than 120 calendar days prior to the date of the special meeting nor any later than the later of: (i) 90 calendar days prior to the date of the special meeting; and (ii) 10 days after the date we first publicly announce the date of the special meeting.

Each written proposal for a nominee must contain: (i) the name, age, business address and telephone number, and residence address and telephone number of the nominee; (ii) the current principal occupation or employment of each nominee, and the principal occupation or employment of each nominee for the prior ten (10) years; (iii) a complete list of companies, whether publicly traded or privately held, on which the nominee serves (or, during any of the prior ten (10) years, has served) as a member of the board of directors; (iv) the number of shares of our common stock that are owned of record and beneficially by each nominee; (v) a statement whether the nominee, if elected, intends to tender, promptly following such person’s failure to receive the required vote for election or reelection at the next meeting at which the nominee would face election or reelection, an irrevocable resignation effective upon acceptance of such resignation by the Board; (vi) a completed and signed questionnaire, representation and agreement relating to voting agreements or commitments to which the nominee is a party; (vii) other information concerning the nominee that would be required in a proxy statement soliciting the nominee’s election; and (viii) information about, and representations from, the stockholder making the nomination.

A stockholder interested in submitting a nominee for election to the Board of Directors should refer to our Bylaws for additional requirements. Upon receipt of a written proposal of nomination meeting these requirements, the Nominating and Governance Committee of the Board will evaluate the nominee in accordance with its charter and the characteristics listed above.

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Director Compensation

In 2022, our independent directors each earned an annual cash retainer of $55,000. Additionally, in 2022, Mr. Berezovsky, Mr. Reynolds, and Michael French were granted a one-time cash fee of $20,000, $25,000, and $20,000, respectively. There are currently no equity grants for service on the Board. We do not provide any perquisites to directors but will reimburse all directors for expenses incurred in physically attending meetings or performing their duties as directors.

The following Director Compensation Table summarizes the compensation of each of our non-employee directors for services rendered to us during the year ended December 31, 2022:

2022 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($) (1)	All Other Compensation ($) (1)	Total ($)
Forrest Reynolds (2)	36,500	—	—	—	36,500
Louis Berezovsky (2)	31,500	—	—	—	31,500
Michael French (2), (4)	31,500	—	—	—	31,500
Felix Mantke (2), (3), (5)	—	—	—	—	—
Amit Kumar (2)	35,500	—	—	—	35,600
Kim J. Huntley (2)	64,000	—	—	—	64,000
Will A. Clarke (2)	28,400	—	—	—	28,400
David Peterson (3)	—	—	—	—	—
Victor Lee (2), (3)	—	—	—	—	—

(1)	None.
(2)	In September 2022, at the request of the majority stockholders of the Company, Victor Lee, Amit Kumar, Kim Huntley, and Will Clarke resigned from the Company’s board of directors and Forrest Reynolds, Louis Berezovsky, Michael French, and Felix Mantke were appointed as new directors. The resignations of these four directors were not the result of any dispute or disagreement with the Company on any matter relating to the operations, policies or practices of the Company.
(3)	Mr. Peterson was a non-independent director during 2022 and did not receive compensation for his board service.
(4)	In March 2023, Michael French resigned from the Company’s Board. His resignation was not the result of any dispute or disagreement with the Company on any matter relating to the operations, policies or practices of the Company.
(5)	In December, 2022, Felix Mantke resigned from the Company’s Board. His resignation was not the result of any dispute or disagreement with the Company on any matter relating to the operations, policies or practices of the Company.

In addition to the fees listed above, we reimburse the directors for travel expenses submitted to us related to their attendance at meetings of the Board or its committees. The directors did not receive any other compensation or personal benefits.

Code of Ethics

We have adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer and other senior finance and accounting staff. The code is designed to, among other things, deter wrongdoing and to promote the honest and ethical conduct of our officers and employees. The text of our code of ethics can be found on our Internet website at www.ascentsolar.com. If we effect an amendment to, or waiver from, a provision of our code of ethics, we intend to satisfy our disclosure requirements by posting a description of such amendment or waiver on that Internet website or via a current report on Form 8-K.

Communication with the Board of Directors

Stockholders may communicate with the Board by sending correspondence to our Chairman, c/o the Corporate Secretary, at our corporate address on the cover of this Schedule 14A. It is our practice to forward all such correspondence to our Chairman, who is responsible for determining whether to relay the correspondence to the other members of the Board.

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EXECUTIVE COMPENSATION

Compensation of Executive Officers in 2022

This section provides an overview of the compensation awarded to, earned by, or paid to each individual who served as a principal executive officer during our fiscal year 2022, and our next two most highly compensated officers in respect of their service to our Company for fiscal year 2022. We refer to these individuals as our named executive officers. Our named executive officers, or the Named Executive Officers, for the year ended December 31, 2022 are:

•	Jeffrey Max, our former CEO;
•	Victor Lee, our former CEO;
•	Paul Warley, our former CFO and current CEO; and
•	Michael J. Gilbreth, our former CFO.

Summary Compensation Table

The following Summary Compensation Table sets forth certain information regarding the compensation of our principal executive officers for services rendered in all capacities to us during the years ended December 31, 2022 and 2021.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)	Options Awards ($)	All Other Comp ($)		All Other Comp ($)
Jeffrey Max - Chief Executive Officer (1)	2022	227,400	—		18,980,800	—	21,500	(2)	19,229,700
Victor Lee – Chief Executive Officer (3)	2022	142,800	50,000	(4)	—	—	591,700	(5)	784,500
	2021	165,000	200,000	(6)	—	—	—		365,000
Paul Warley – Chief Financial Officer (7)	2022	17,300	—		2,086,000	—	—		2,103,300
Michael J. Gilbreth – Chief Financial Officer (8)	2022	161,700	24,800	(9)	—	—	157,300		343,800
	2021	165,000	74,250		—	—	—		239,250

(1)	Mr. Max joined the Company in September 2022. Mr. Max's employment agreement provides an annual base salary of $850,000 of which, $500,000 was initially deferred and accrued interest at an annual rate of 4% until the Company raised a minimum of $10 million of new capital. Upon completion of the capital raise, Mr. Max received his deferred compensation, including approximately $800 of interest resulting in salary of approximately $227,400. Mr. Max was also granted an inducement grant of restricted stock units ("RSUs") for an aggregate of 17,673 (as adjusted for the September 11, 2023 reverse stock split) shares of Ascent's common stock valued at approximately $18,980,000 on grant date. 20% of the RUSs are fully vested upon grant. The remaining 80% of the RSUs vests in equal monthly increments over the next thirty-six months.
(2)	The Company also paid $20,200 to Mr. Max’s attorneys for fees incurred in connection with the drafting, negotiation and execution of his employment agreement, and approximately $1,300 as a car allowance.
(3)	Mr. Lee’s employment agreement provided for a minimum annual salary of $300,000, which salary was increased to $330,000 in 2016. Due to liquidity constraints, Mr. Lee agreed to limit his salary for 2022 and 2021 to the amounts shown in the salary column of the summary compensation table above.
(4)	Reflects a $50,000 moving bonus paid to Mr. Lee.
(5)	Mr. Lee resigned as CEO in September 2022. Mr. Lee’s separation agreement effective in September 2022, provided cash separation benefits of approximately $591,700.
(6)	In April 2021, the Compensation Committee approved a special bonus to Mr. Lee of $100,000, and in December 2021, the Compensation Committee approved an additional bonus to Mr. Lee of $100,000 resulting in total 2021 bonuses of $200,000 and paid in 2021.

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(7)	Mr. Warley joined the Company in December 2022. Mr. Warley’s employment agreement provides an annual base salary of $305,000, which increased to $350,000 in December 2022, after the Company raised a minimum $10 million of new capital. Mr. Warley was also granted an inducement grant of 3,500 (as adjusted for the September 11, 2023 reverse stock split) RSUs for an aggregate of 3,500 (as adjusted for the September 11, 2023 reverse stock split) shares of Ascent’s common stock valued at approximately $2,086,000 on grant date. 20% of the RSUs are fully vested upon grant. The remaining 80% of the RSUs vests in equal monthly increments over the next thirty-six months.
(8)	Mr. Gilbreth joined the Company on October 5, 2020 and his employment agreement provided an annual salary of $165,000. Mr. Gilbreth resigned as CFO in December 2022.
(9)	In May 2022, the Compensation Committee approved and paid a bonus to Mr. Gilbreth of $24,800.
(10)	In connection with his resignation, Mr. Gilbreth’s separation agreement effective in December 2022, provided cash separation benefits of approximately $157, 300.
(11)	In December 2021, the Compensation Committee approved and paid a bonus to Mr. Gilbreth of $74,250.

Executive Agreements

Employment Agreement with Mr. Warley

On May 2, 2023, the Company entered into a CEO employment agreement with Mr. Warley. The CEO employment agreement replaces the prior CFO employment agreement with Mr. Warley from December 2022.

The CEO employment agreement provides for a term through December 31, 2025, subject to earlier termination by the Company and Mr. Warley as provided in the employment agreement. The employment agreement provides that Mr. Warley will receive an annual base salary (“Base Salary”) of $400,000. In addition, to the Base Salary, the Company will pay Mr. Warley a one-time bonus in the amount of $100,000. Mr. Warley will also be eligible for an annual incentive bonus of up to 75% of his Base Salary if the agreed bonus targets are achieved.

The employment agreement provides that Mr. Warley is eligible to participate in the Company’s standard benefit plans and programs. In connection with Mr. Warley’s hiring in December 2022 as the Company’s Chief Financial Officer, Mr. Warley received an inducement grant of restricted stock units (“RSUs”) for an aggregate of 3,500 (as adjusted for the September 11, 2023 reverse stock split) shares of Ascent’s common stock. Mr. Warley retains such RSUs with the same terms as originally granted. The December 2022 RSU grant was agreed to as an inducement material to Mr. Warley entering into employment with Ascent in December 2022. The RSUs were agreed to and granted in accordance with Nasdaq Listing Rule 5635(c)(4).

Under the terms of Mr. Warley’s existing RSU grant, 20% of the RSUs are fully vested upon grant in December 2022. The remaining 80% of the RSUs shall vest in equal monthly increments over the next thirty-six months. Any outstanding and unvested RSUs will accelerate and fully vest upon the earlier of (i) a change of control and (ii) the termination of Mr. Warley’s employment for any reason other than (x) by the Company for cause or (y) by Mr. Warley without good reason. The RSUs shall be settled in eight equal increments on the last business day of each calendar quarter beginning with the initial settlement date of December 31, 2024. Notwithstanding the foregoing, any RSUs that are then outstanding and vested will be settled upon the earlier of (i) a change of control and (ii) the termination of Mr. Warley’s employment for any reason other than (x) by the Company for cause or (y) by Mr. Warley without good reason. At the election of the Company or Mr. Warley prior to each settlement date, the RSUs shall be “net settled” and the Company shall retain such number of shares for sale on behalf of Mr. Warley at a price equal to the fair market value of the shares on the settlement date as will be sufficient for the payment of withholding tax liability to satisfy obligation of Mr. Warley upon settlement of any RSUs.

Under the employment agreement, if the Company terminates Mr. Warley without cause or Mr. Warley terminates his employment for good reason or a change in control, Mr. Warley will be entitled to receive half of his Base Salary amount then in effect during the period from (i) the termination date through (ii) the end of the term of the employment agreement. In addition, all RSUs and other equity awards will be immediately vested and settled.

The Employment agreement requires Mr. Warley to maintain the confidentiality of the Company’s proprietary information. The employment agreement also includes customary non-competition and non-solicitation provisions that Mr. Warley must comply with for a period of 12 months after termination of his employment with the Company.

Employment Agreement with Ms. Jo

On October 19, 2023, the Company entered into a CFO employment agreement with Ms. Jo. The CFO employment agreement provides for a term through December 31, 2025, subject to earlier termination by the Company and Ms. Jo as provided in the employment agreement. The employment agreement provides that Ms. Jo will receive an annual base salary ("CFO Base Salary") of $225,000. In addition, to the CFO Base Salary, the Company will pay Ms. Jo a one-time bonus in the amount of $45,000. Ms. Jo will also be eligible for an annual incentive bonus of up to 60% of her CFO Base Salary if the agreed bonus targets are achieved. The employment agreement also provides that Ms. Jo is eligible to participate in the Company's standard benefit plans and programs.

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Under the employment agreement, if the Company terminates Ms. Jo without cause or Ms. Jo terminates her employment for good reason or a change in control, Ms. Jo will be entitled to receive half of her CFO Base Salary amount then in effect during the period from (i) the termination date through (ii) the end of the term of the employment agreement.

The Employment agreement requires Ms. Jo to maintain the confidentiality of the Company’s proprietary information. The employment agreement also includes customary non-competition and non-solicitation provisions that Ms. Jo must comply with for a period of 12 months after termination of her employment with the Company.

Employment Agreement with Mr. Gulati

On October 19, 2023, the Company entered into a COO employment agreement with Mr. Gulati. The COO employment agreement provides for a term through December 31, 2025, subject to earlier termination by the Company and Mr. Gulati as provided in the employment agreement. The employment agreement provides that Mr. Gulati will receive an annual base salary ("COO Base Salary") of $225,000. In addition, to the COO Base Salary, the Company will pay Mr. Gulati a one-time bonus in the amount of $25,000. Mr. Gulati will also be eligible for an annual incentive bonus of up to 60% of his COO Base Salary if the agreed bonus targets are achieved. The employment agreement also provides that Mr. Gulati is eligible to participate in the Company's standard benefit plans and programs.

Under the employment agreement, if the Company terminates Mr. Gulati without cause or Mr. Gulati terminates her employment for good reason or a change in control, Mr. Gulati will be entitled to receive half of his COO Base Salary amount then in effect during the period from (i) the termination date through (ii) the end of the term of the employment agreement.

The Employment agreement requires Mr. Gulati to maintain the confidentiality of the Company’s proprietary information. The employment agreement also includes customary non-competition and non-solicitation provisions that Mr. Gulati must comply with for a period of 12 months after termination of his employment with the Company.

Separation Agreement with Mr. Gilbreth

In connection with Mr. Gilbreth's resignation as CFO, the Company and Mr. Gilbreth entered into a Separation Agreement and Release of Claims effective December 11, 2022 (the "Gilbreth Separation Agreement"). Under the Gilbreth Separation Agreement Mr. Gilbreth was entitled, subject to his non-revocation of a general release of claims in favor of the Company, to the following separation benefits: (a) payment of ten (10) weeks' salary equal to $35,576.92, fifty percent (50%) of which ($17,788.46) which was payable on the first payroll period after the effective date of the Gilbreth Separation Agreement, and the remaining fifty percent (50%) of which was payable on the next payroll period; and (b) payment of a bonus, which equaled 60% of Mr. Gilbreth's last-current salary, or $111,000, one-third (1/3) of which ($37,000) was payable with the December 28, 2022 payroll date, another one-third (1/3) of which ($37,000) was payable beginning the first payroll period after January 31, 2023, and the remaining one-third (1/3) of which ($37,000) was payable on the first payroll period after the filing by the Company of its Annual Report on Form 10-K for the year ending December 31, 2022. The Company has made all payments due under the Gilbreth Separation Agreement and no payments are outstanding.

Separation Agreement with Mr. Lee

In connection with Mr. Lee's resignation as CEO, the Company and Mr. Lee entered into a Separation Agreement and Release of Claims dated September 21, 2022, which was amended on October 3, 2023 (the "Amended Lee Separation Agreement"). Under the Amended Lee Separation Agreement Mr. Lee was entitled, subject to his non-revocation of a general release of claims in favor of the Company, to the following separation benefits: (i) a total payment of $533,797.23 (the "Separation Benefits"); and (ii) a total payment of $5,000 as reimbursement of Mr. Lee's attorney's fees incurred in connection with the Amended Lee Separation Agreement. As of the date of the amendment, October, 3, 2023, the Company has already paid to Mr. Lee $470,389.55 of the total Separation Benefits. The Amended Lee Separation Agreement provides that the remaining $63,307.68 of the Separation Benefits be paid on a bi-weekly schedule ending on November 30, 2023. As of the date of this proxy statement, the Company has $40,115.38 payments to make to Mr. Lee under the Amended Lee Separation Agreement.

Outstanding Equity Awards at Fiscal Year-End 2022

The following table sets forth information regarding all outstanding stock options and stock awards held by each of our named executive officers on December 31, 2022 (as adjusted for the September 11, 2023 reverse stock split).

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options(#)		Option Exercise Price($/sh)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
Name	Exercisable	Unexercisable
Jeff Max (1)	—	—	$—	—	12,960	4,225,000
Paul Warley (2)	—	—	$—	—	2,800	912,800
Victor Lee (3)	—	—	$—	12/19/2022	—	—
	—	—	$—	12/19/2022	—	—
	—	—	$—	12/19/2022	—	—
	—	—	$—	12/19/2022	—	—
	—	—	$—	12/19/2022	—	—
Michael J. Gilbreth	—	—	$—	—	—	—

(1)	In September 2022, Mr. Max was granted an inducement grant of restricted stock units (“RSUs”) for an aggregate of 17,673 (as adjusted for the September 11, 2023 reverse stock split) shares of Ascent’s common stock. 20% of the RSUs are fully vested upon grant. The remaining 80% of the RSUs vests in equal monthly increments over the next thirty-six months.

(2)	In December 2022, Mr. Warley was granted an inducement grant of an aggregate of 3,500 (as adjusted for the September 11, 2023 reverse stock split) shares of Ascent’s common stock. 20% of the RSUs are fully vested upon grant. The remaining 80% of the RSUs vests in equal monthly increments over the next thirty-six months.
(3)	After giving effect to the September 2023 reverse stock split, each of Mr. Lee’s outstanding stock options (i) is exercisable for fewer than one share, and (ii) has a per share exercise price in excess of $1.2 billion.

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Securities Authorized for Issuance under Equity Compensation Plans

The Company does not have any currently effective equity incentive plans with securities authorized for future issuance. The executive equity grants made to Mr. Max and Mr. Warley in 2022 were made outside of a stockholder approved plan, in reliance upon the “inducement grant” exception provided for in the Nasdaq listing rules.

Pay-Versus-Performance Table

As required by Section 953(a) pf the Dodd-Frank Wall Street Reform and Consumer Protection Act and by SEC disclosure rules, we are providing the following information between executive compensation and certain financial performance of our Company. The following table sets forth information with respect to the alignment between our executive compensation and its financial performance.

	Summary Compensation Table Total for PEO		Compensation Actually Paid to PEO		Average Summary Compensation Table Total for Non-PEO Named Executive	Average Compensation Paid to Non-PEO Named Executive	Total Shareholder Return	Net Income
Year	Jeff Max	Victor Lee	Jeff Max(1)	Victor Lee(2)	Officers	Officers(3)	(“TSR”)	(Loss)
2022	$19,209,354	$784,520	$8,966,892	$784,520	$2,447,031	$1,726,031	13	$(19,757,925)
2021	—	$365,000	$—	$365,000	$239,250	$239,250	4	$(6,000,003)

_________

1 The compensation actually paid is adjusted as shown in the following table:

Jeff Max	2022	2021
Total Compensation as reported	$19,209,354	$—
Fair Value of equity awards granted during fiscal year	(18,980,754)	—
Fair Value at fiscal year-end of outstanding and unvested equity awards granted in fiscal year	4,225,014	—
Fair Value at vesting of equity awards granted in fiscal year that vested during fiscal year	4,513,278	—
Change in fair value for end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	—	—
Change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	—	—
Dividends or other earnings paid on stock or options awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year	—	—
Fair value of awards forfeited in current fiscal year determined at end of prior fiscal year	—	—
Compensation Actually Paid to CEO	$8,966,892	$—

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Average Compensation Actually Paid to NEOs	2022	2021
Total Compensation as reported	$2,447,031	$239,250
Fair Value of equity awards granted during fiscal year	(2,086,000)	—
Fair Value at fiscal year-end of outstanding and unvested equity awards granted in fiscal year	912,800 912,800	—
Fair Value at vesting of equity awards granted in fiscal year that vested during fiscal year	452,200	—
Change in fair value for end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	—	—
Change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	—	—
Dividends or other earnings paid on stock or options awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year	—	—
Fair value of awards forfeited in current fiscal year determined at end of prior fiscal year	—	—
Average Compensation Actually Paid to NEOs	$1,726,031	$239,250

2 The compensation actually paid is adjusted as shown in the following table:

Victor Lee	2022	2021
Total Compensation as reported	$784,520	$365,000
Fair Value of equity awards granted during fiscal year	—	—
Fair Value at fiscal year-end of outstanding and unvested equity awards granted in fiscal year	—	—
Fair Value at vesting of equity awards granted in fiscal year that vested during fiscal year	—	—
Change in fair value for end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	—	—
Change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	—	—
Dividends or other earnings paid on stock or options awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year	—	—
Fair value of awards forfeited in current fiscal year determined at end of prior fiscal year	—	—
Compensation Actually Paid to CEO	$784,520	$365,000

Average Compensation Actually Paid to NEOs	2022	2021
Total Compensation as reported	$2,447,031	$239,250
Fair Value of equity awards granted during fiscal year	(2,086,000)	—
Fair Value at fiscal year-end of outstanding and unvested equity awards granted in fiscal year	912,800	—
Fair Value at vesting of equity awards granted in fiscal year that vested during fiscal year	452,200	—
Change in fair value for end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	—	—
Change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	—	—
Dividends or other earnings paid on stock or options awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year	—	—
Fair value of awards forfeited in current fiscal year determined at end of prior fiscal year	—	—
Average Compensation Actually Paid to NEOs	$1,726,031	$239,250

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Relationship Between Pay and Performance

The following summarizes the relationship between the Company’s executive Compensation Actually Paid (“CAP”) and applicable financial performance.

CAP Versus Company TSR

CAP of our PEO and the average of non-PEO NEOs increased from the year ended December 31, 2021 when compared to the year ended December 31, 2022. Over the same two year period, our cumulative TSR decreased, reflecting a disconnect between our CAP and our cumulative TSR. This disconnect is primarily a result of granting our newly appointed CEO and CFO restricted stock units in 2022, which aimed to align executive compensation with the shareholder experience (i.e., stock price). Additionally, the Company provided cash separation benefits of approximately $591,700 to Mr. Lee when he separated from the Company in September 2022. This additional compensation did not directly tie to TSR.

CAP Versus Net Income

CAP of our PEO and the average of non-PEO NEOs increased from the year ended December 31, 2021 when compared to the year ended December 31, 2022. Net Loss also increased from the year ended December 31, 2021 to the year ended December 31, 2022. Compensation is not directly tied to Net Income or Loss within our compensation program.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information regarding the beneficial ownership of our common stock by our directors, executive officers, and greater than 5% beneficial owners as of October 16, 2023.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power and all shares issuable upon the conversion of convertible securities, the exercise of options, or the vesting of restricted stock within 60 days of October 16, 2023. For purposes of calculating the percentage of our common stock beneficially owned, the number of shares of our common stock includes 1,719,223 shares of our common stock outstanding as of October 16, 2023.

Unless otherwise indicated, each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned. The address for each director or named executive officer is c/o Ascent Solar Technologies, Inc., 12300 Grant Street, Thornton, Colorado 80241.

Name of Beneficial Owner	No. of Shares Beneficially Owned	Percentage
Named Executive Officers and Directors:
Paul Warley	71,077	4.0%
Jin Jo	—	—
Bobby Gulati	—	—
Forrest Reynolds	104,166	5.9%
Gregory Thompson	34,722	2.0%
Louis Berezovsky	34,722	2.0%
David Peterson	24,304	1.4%
All directors and executive officers as a group (7 persons)	268,991	14.5%
* Less than 1.0%

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RELATED PARTY TRANSACTIONS

Certain Relationships and Transactions

Relationship with Crowdex and TubeSolar

Crowdex and TubeSolar are both directly and indirectly beneficially owned and controlled by Bernd Förtsch.

On September 22, 2020, we entered into a securities purchase agreement (“Series 1A SPA”) with Crowdex for the private placement of the Company’s newly designated Series 1A Convertible Preferred Stock (“Series 1A Preferred Stock”). We sold 2,000 shares of Series 1A Preferred Stock to Crowdex in exchange for $2,000,000 of gross proceeds at an initial closing under the Series 1A SPA on September 22, 2020.

In November 2020, Crowdex converted 1,200 shares of outstanding Series 1A Preferred Stock into 12,000 (as adjusted for the September 11, 2023 reverse stock split) shares of Common Stock.

On November 27, 2020, we issued to Crowdex a $500,000 unsecured convertible promissory note in a private placement and received $500,000 of gross proceeds from the offering. On December 31, 2020, we sold 500 shares of Series 1A Preferred Stock to Crowdex in exchange for the cancellation of the note issued on November 27, 2020. There were no additional cash proceeds from this closing.

Crowdex acquired a $250,000 aggregate principal amount convertible promissory note of the Company from the original noteholder, Penumbra Solar, Inc., in September 2020. On December 9, 2021, Crowdex converted the note, together with accrued interest, into 2,726 (as adjusted for the September 11, 2023 reverse stock split) shares of common stock.

On January 4, 2021, the Company entered into a securities purchase agreement with TubeSolar. Pursuant to this securities purchase agreement, the Company sold 2,500 shares of Series 1A Preferred Stock to TubeSolar and received $2,500,000 of gross proceeds on January 5, 2021. On July 19, 2021, we issued TubeSolar 600 (as adjusted for the September 11, 2023 reverse stock split) shares of common stock upon the conversion by TubeSolar of 60 shares of Series 1A Preferred Stock. On September 3, 2021, we issued TubeSolar 400 (as adjusted for the September 11, 2023 reverse stock split) shares of common stock upon the conversion by TubeSolar of 40 shares of Series 1A Preferred Stock.

On September 15, 2021, the Company entered into a Long-Term Supply and Joint Development Agreement (“JDA”) with TubeSolar AG (“TubeSolar”), a significant existing stakeholder in the Company. Under the terms of the JDA, the Company will produce, and TubeSolar will purchase, thin-film PV foils (“PV Foils”) for use in TubeSolar’s solar modules for agricultural photovoltaic (“APV”) applications that require solar foils for its production. Under the JDA, the Company will receive up (i) to $4 million of non-recurring engineering (“NRE”) fees, (ii) up to $13.5 million of payments upon achievement of certain agreed production and cost structure milestones, and (iii) product revenues from sales of PV Foils to TubeSolar. The JDA has no fixed term, and may only be terminated by either party for breach.

The Company and TubeSolar have also jointly established a subsidiary company in Germany, in which TubeSolar holds a minority stake of 30% (the “JV”). The purpose of the JV is to establish and operate a PV manufacturing facility in Germany that will produce and deliver PV Foils exclusively to TubeSolar. Until the JV facility is fully operational, PV Foils will be manufactured in the Company’s existing facility in Thornton, Colorado. The parties expect to jointly develop next generation tooling for use in manufacturing PV Foils at the JV facility. The Company purchased 17,500 shares of the JV for 1 Euro per share, on November 10, 2021.

On February 1, 2022:

• Crowdex converted their remaining 1,300 shares of Series 1A Preferred Stock into 13,000 (as adjusted for the September 11, 2023 reverse stock split) shares of common stock;

• TubeSolar converted their remaining 2,400 shares of Series 1A Preferred Stock into 24,000 (as adjusted for the September 11, 2023 reverse stock split) shares of common stock.

Relationship with BD1

On December 18, 2020, the Company entered into a securities exchange agreement (“BD1 Exchange Agreement”) with BD1. BD1 had previously acquired all of the Company’s existing outstanding unsecured notes (other than notes held by Global Ichiban and Crowdex) from the original note holders. Pursuant to the terms of the BD1 Exchange Agreement, BD1 agreed to surrender and exchange all of its outstanding promissory notes with principal balances of approximately $10.4 million (including accrued interest and default penalties). In exchange and without the payment of any additional consideration, the Company issued to BD1 two unsecured convertible promissory notes with principal amounts of $10,340,000 (the “First Exchange Note”) and $160,000 (the “Second Exchange Note”). On August 16, 2021, BD1 sold and assigned a portion of the First Exchange Note equal to $600,000 in principal amount to Nanyang Investment Management Pte Ltd (“Nanyang”) on behalf of a client account for a purchase price of $600,000, and on January 21, 2022, further sold and assigned a portion of the First Exchange Note equal to $1,000,000 in principal amount to Nanyang on behalf of a client account for a purchase price of $1,000,000. On January 3, 2022, BD1 sold and assigned a portion of the First Exchange Note equal to $1,000,000 in principal amount to Fleur Capital Pte Ltd (“Fleur”) on behalf of a client account for a purchase price of $1,000,000. The Company has issued to BD1 an unsecured convertible promissory note with principal amount of $7,740,000 replacing the First Exchange Note (the “Replacement Note” and, together with the Second Exchange Note, the “BD1 Exchange Notes”).

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On August 2, 2021, we entered into a securities purchase agreement with BD1 for the private placement of an aggregate of 667 (as adjusted for the September 11, 2023 reverse stock split) shares of our common stock at a fixed price of $75 (as adjusted for the reverse stock split) per share in two tranches of 334 (as adjusted for the September 11, 2023 reverse stock split) shares in exchange for $10,000,000 of aggregate gross proceeds. On September 2, 2021, we closed on the first tranche and, on November 5, 2021, we closed on the second tranche, receiving aggregate gross proceeds of $10,000,000.

On February 1, 2022, BD1 converted its $7,900,000 aggregate outstanding principal amount of BD1 Exchange Notes into 79,000 (as adjusted for the September 11, 2023 reverse stock split) shares of common stock.

Johannes Kuhn is the indirect beneficial owner of BD1.

Relationship with Flisom

On April 17, 2023, the Company entered into an Asset Purchase Agreement (“APA”) with Flisom AG (“Flisom”) to purchase certain assets relating to thin-film photovoltaic manufacture and production (the “Assets”) including equipment and inventory. The Company also acquired certain employees and the right to use certain intellectual property related to the machinery.

On April 20, 2023, the Company entered into a letter agreement (“Letter Agreement”) with FL Holding GmbH (“FL1”) that is affiliated with BD1 and BD Vermogensverwaltung GmbH (“BD”), the parent entity of FL1 (collectively the “Affiliates”), in connection with the prospective acquisition by FL1 of substantially all shares in Flisom subsequent to the closing of the APA. Pursuant to the Letter Agreement, among other things, FL1 and one or more of the Affiliates agreed to: (i) certain noncompetition and nonsolicitation obligations with respect to the Company and the Assets, including certain prospective customers of the products produced using the Assets, for a period of five (5) years from the Closing, subject to certain exceptions; (ii) cause Flisom to use certain of its intellectual property rights for limited internal purposes until such time as a joint collaboration agreement is entered into after the Closing among Flisom, the Company and certain other affiliates of FL1 related to the licensing and use of such intellectual property, and otherwise not to dispose of or fail to maintain such intellectual property; (iii) reimburse the Company for certain pre-Closing liabilities of Flisom to the extent incurred by the Company following the closing of the APA; and (iv) indemnify the Company for breaches of certain representations, warranties and covenants relating to the Assets.

Pursuant to the Letter Agreement, each of BD and BD1 have also agreed that: (i) it and its affiliates will not offer to acquire or acquire, by merger, tender offer or otherwise, all or substantially all of the outstanding shares of capital stock of the Company not beneficially owned by BD and its affiliates, without the approval of a committee comprised of disinterested and independent members of the Company’s Board of Directors and the affirmative vote of a majority of the voting power of outstanding shares of the Company not beneficially owned by BD and its affiliates; (ii) BD and its affiliates will not transfer any shares of the Company’s capital stock beneficially owned by them unless the transferee agrees in writing to be bound by the foregoing restriction; and (iii) each of them will stand behind the obligations of FL1 pursuant to the Letter Agreement.

The Letter Agreement also grants the Company the option, but not the obligation to: (i) purchase certain intellectual property rights of Seller relating to thin-film photovoltaic manufacture and production for $2,000,000 following the release of certain liens on such intellectual property rights in favor of Seller’s lender; and (ii) for a period of 12 months following the Closing, to resell the Assets to FL1 for an aggregate amount equal to $5,000,000, with such transaction to close within 90 days following the exercise of the Company’s resale right.

Policies and Procedures with Respect to Transactions with Related Persons

The Board recognizes that related person transactions can present a heightened risk of potential or actual conflicts of interest. Accordingly, our Audit Committee charter requires that all such transactions will be reviewed and subject to approval by members of our Audit Committee, which will have access, at our expense, to our or independent legal counsel. Future transactions with our officers, directors or greater than five percent stockholders will be on terms no less favorable to us than could be obtained from independent third parties.

Director Independence

Our Board of Directors has determined that all four of our directors are independent directors, as defined under the Nasdaq Rules.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, officers, and persons that own more than 10 percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10 percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of reports furnished to us, or written representations from reporting persons, we believe all directors, executive officers, and 10% owners timely filed all reports regarding transactions in our securities required to be filed in 2021 or 2022 by Section 16(a) under the Exchange Act, except that (i) Michael French filed a late Form 3 in 2022, and (ii) each of Jeffrey Max, Crowdex Investment, LLC, BD 1 Investment Holding, LLC, and TubeSolar AG filed one late Form 4 in 2022.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent accountants the matters required to be discussed by Public Company Accounting Oversight Board auditing standard 1301, Communications with Audit Committees. The Audit Committee also has received the written disclosures and the letter from the independent accountants required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, concerning independence, and has discussed with the independent accountants the accountants' independence. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022.

Respectfully submitted,

AUDIT COMMITTEE

Louis Berezovsky, Chairman

Forrest Reynolds

Gregory Thompson

ANNUAL REPORT ON FORM 10-K

On March 10, 2023, we filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 with the SEC. A copy of the Annual Report has been sent or made available concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. Our financial statements and management’s discussion and analysis of financial condition and results of operations are incorporated by reference to our Annual Report.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public from commercial document retrieval services and at the website maintained by the SEC at https://www.sec.gov. You may also access any document we file with the SEC on our website at https://ascentsolar.com under the “Investors” section.

You should rely on the information contained in this document to vote your shares at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated October 23, 2023. You should not assume that the information contained in this document is accurate as of any date other than that date, and the provision of this document to stockholders at any time after that date does not create an implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2024 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act. However, if the date of the annual meeting of stockholders in 2024 (the “2024 Annual Meeting”) is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2024 Annual Meeting.

If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC. We intend to hold the 2024 annual meeting in late May or early June, 2024. Therefore, we intend to publicly announce the date of the 2024 annual meeting and the Rule 14a-8 deadline in early 2024.

SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Ascent Solar Technologies, Inc., 12300 Grant Street, Thornton, CO 80241, Attention: Corporate Secretary.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal outside of Rule 14a-8 of the Exchange Act at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting (i) by or at the direction of the board of directors or (ii) by a stockholder who has delivered timely notice in proper form to our Corporate Secretary of the stockholder’s intention to bring such business before the meeting.

In accordance with the advance notice procedure specified in our bylaws, for any stockholder proposal submitted outside the processes of Rule 14a-8 of the Exchange Act to be considered timely, the required notice must be in writing and received by our Corporate Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is convened more than 30 days before or more than 60 days after the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received not later than the close of business on the later of (i) the 90th day prior to the scheduled date of such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such annual meeting was first made.

We intend to hold the 2024 annual meeting in late May or early June, 2024. Therefore, we intend to publicly announce the date of the 2024 annual meeting and the Rule 14a-8 deadline in early 2024.

Stockholder proposals and the required notice should be addressed to Ascent Solar Technologies, Inc., 12300 Grant Street, Thornton, CO 80241, Attention: Corporate Secretary.

OTHER MATTERS

We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, the persons named as proxies intend to vote the shares they represent as the Board may recommend.

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Annex A

ASCENT SOLAR TECHNOLOGIES, INC.

2023 EQUITY INCENTIVE PLAN

1.GENERAL.

(a)Eligible Award Recipients. Employees, Directors, and Consultants are eligible to receive Awards.

(b)Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

(c)Purpose. The Plan, through the grant of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

2.ADMINISTRATION.

(a)Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b)Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii)To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii)To settle all controversies regarding the Plan and Awards granted under it.

(iv)To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or the time at which cash or shares of Common Stock may be issued in settlement thereof).

(v)To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under the Participant’s then-outstanding Award without the Participant’s written consent, except as provided in subsection (viii) below.

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(vi)To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or bringing the Plan or Awards granted under the Plan into compliance with the requirements for Incentive Stock Options or ensuring that they are exempt from, or compliant with, the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award without the Participant’s written consent.

(vii)To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding “incentive stock options” or (B) Rule 16b-3.

(viii)To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.

(ix)Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x)To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

(xi)To effect, with the consent of any adversely affected Participant, (A) the reduction of the exercise, purchase or strike price of any outstanding Stock Award; (B) the cancellation of any outstanding Stock Award and the grant in substitution therefor of a new (1) Option or SAR, (2) Restricted Stock Award, (3) Restricted Stock Unit Award, (4) Other Stock Award, (5) cash and/or (6) other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of shares of Common Stock as the cancelled Stock Award and (y) granted under the Plan or another equity or compensatory plan of the Company; or (C) any other action that is treated as a repricing under generally accepted accounting principles.

(c)Delegation to Committee.

(i)General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

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(ii)Rule 16b-3 Compliance. The Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.

(d)Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(x)(iii) below.

(e)Effect of Board’s Decision. All determinations, interpretations, and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.SHARES SUBJECT TO THE PLAN.

(a)Share Reserve. Subject to Section 9(a) relating to Capitalization Adjustments, and the following sentence regarding the annual increase, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards will not exceed 525,000 new shares (after giving effect to the Company’s reverse stock split implemented on or about September 11, 2023) (the “Share Reserve”).

In addition, the Share Reserve will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2025 and ending on (and including) January 1, 2033, in an amount equal to 5% of the total number of shares of Capital Stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.

For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(b)Reversion of Shares to the Share Reserve. If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan.

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(c)Incentive Stock Option Limit. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 525,000 shares of Common Stock.

(d)Other Limitations. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the following limitations shall apply:

(i)A maximum of 250,000 shares of Common Stock subject to Options, SARs, and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value on the date the Stock Award is granted may be granted to any one Participant during any one calendar year.

(ii)A maximum of 250,000 shares of Common Stock subject to Performance Stock Awards may be granted to any one Participant during any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during the Performance Period of the Performance Goals).

(iii)A maximum of $750,000 may be granted as a Performance Cash Award to any one Participant during any one calendar year.

(e)Limitation on Grants to Non-Employee Directors. The maximum number of shares of Common Stock subject to Stock Awards granted under the Plan or otherwise with respect to any period commencing on the date of the Company’s Annual Meeting of Stockholders for a particular year and ending on the day immediately prior to the date of the Company’s Annual Meeting of Stockholders for the next subsequent year to any Non-Employee Director, will not exceed 250,000 shares.

(f)Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.ELIGIBILITY.

(a)Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors, and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors, and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 of the Securities Act, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction), (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from Section 409A of the Code, or (iii) the Company, in consultation with its legal counsel, has determined that such Stock Awards comply with the distribution requirements of Section 409A of the Code.

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(b)Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant, and the Option is not exercisable after the expiration of five years from the date of grant.

5.PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a)Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.

(b)Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

(c)Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

(i)by cash, check, bank draft, or money order payable to the Company;

(ii)pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv)if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v)in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(d)Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

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(e)Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i)Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.

(ii)Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f)Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g)Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate.

(h)Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received on exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

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(i)Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j)Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date 18 months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

(k)Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.

(l)Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

6.PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.

(a)Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

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(i)Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft, or money order payable to the Company, (B) past or future services to the Company or an Affiliate, or (C) any other form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii)Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv)Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v)Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b)Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i)Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii)Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv)Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

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(v)Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi)Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c)Performance Awards.

(i)Performance Stock Awards. A Performance Stock Award is a Stock Award (covering a number of shares not in excess of that set forth in Section 3(d) above) that is payable (including that may be granted, may vest or may be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee, in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii)Performance Cash Awards. A Performance Cash Award is a cash award (for a dollar value not in excess of that set forth in Section 3(d) above) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee, in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii)Board Discretion. The Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

(d)Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.COVENANTS OF THE COMPANY.

(a)Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Awards.

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(b)Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency as necessary, such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise, vesting or settlement of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act or other securities or applicable laws, the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise, vesting or settlement of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable law.

(c)No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the tax treatment or time or manner of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8.MISCELLANEOUS.

(a)Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

(b)Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(c)Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.

(d)No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is domiciled or incorporated, as the case may be.

(e)Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

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(f)Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g)Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that such Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h)Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(i)Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j)Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

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(k)Compliance with Section 409A of the Code. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(l)Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery, or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

9.ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a)Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities by which the share reserve is to increase automatically each year pursuant to Section 3(a), (iii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iv) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 3(d), and (v) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b)Dissolution. Except as otherwise provided in the Stock Award Agreement, in the event of a Dissolution of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such Dissolution, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the Dissolution is completed but contingent on its completion.

(c)Transaction. The following provisions shall apply to Stock Awards in the event of a Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Transaction, then, notwithstanding any other provision of the Plan, the Board shall take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Transaction:

(i)arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Transaction);

(ii)arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

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(iii)accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five days prior to the effective date of the Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Transaction;

(iv)arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v)cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(vi)make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Transaction, over (B) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of Common Stock in connection with the Transaction is delayed as a result of escrows, earn outs, holdbacks or other contingencies.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.

(d)Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

10.PLAN TERM; EARLIER TERMINATION OR SUSPENSION OF THE PLAN.

The Plan shall become effective (the “Effective Date”) on October 5, 2023. The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of (i) the date the Plan is adopted by the Board (the “Adoption Date”), or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

The Plan was adopted by the Board on October 5, 2023. The Plan was approved by the stockholders of the Company on December [***], 2023.

In addition, no Stock Award will be exercised (or, in the case of a Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award, or Other Stock Award, no Stock Award will be granted) and no Performance Cash Award will be settled unless and until the Plan has been approved by the stockholders of the Company, which approval will be within 12 months after the date the Plan is adopted by the Board.

12.CHOICE OF LAW.

The law of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

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13.DEFINITIONS. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a)“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b)“Award” means a Stock Award or a Performance Cash Award.

(c)“Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(d)“Board” means the Board of Directors of the Company.

(e)“Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.

(f)“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(g)“Cause” shall have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(h)“Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, (C) on account of the acquisition of securities of the Company by any individual who is, on the Adoption Date, either an executive officer or a Director (either, an “Adoption Investor”) and/or any entity in which an Adoption Investor has a direct or indirect interest (whether in the form of voting rights or participation in profits or capital contributions) of more than 50% (collectively, the “Adoption Entities”) or on account of the Adoption Entities continuing to hold shares that come to represent more than 50% of the combined voting power of the Company’s then outstanding securities as a result of the conversion of any class of the Company’s securities into another class of the Company’s securities having a different number of votes per share pursuant to the conversion provisions set forth in the Company’s Certificate of Incorporation; or (D) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

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(ii)there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction; provided, however, that a merger, consolidation or similar transaction will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the surviving Entity or its parent are owned by the Adoption Entities;

(iii)there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; provided, however, that a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the acquiring Entity or its parent are owned by the Adoption Entities;

(iv)the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company will otherwise occur, except for a liquidation into a parent corporation; or

(v)individuals who, on the Adoption Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of the Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.

(i)“Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(j)“Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(k)“Common Stock” means, as of the Adoption Date, the common stock of the Company, having one vote per share.

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(l)“Company” means Ascent Solar Technologies, Inc., a Delaware corporation.

(m)“Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(n)“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(o)“Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)a sale or other disposition of more than 50% of the outstanding securities of the Company;

(iii)a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(p)“Director” means a member of the Board.

(q)“Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(r)“Dissolution” means when the Company, after having executed a certificate of dissolution with the State of Delaware (or other applicable state), has completely wound up its affairs. Conversion of the Company into a Limited Liability Company (or any other pass-through entity) will not be considered a “Dissolution” for purposes of the Plan.

16

(s)“Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(t)“Entity” means a corporation, partnership, limited liability company or other entity.

(u)“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(v)“Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Adoption Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(w)“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii)Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii)In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(x)“Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(y)[Reserved].

(z)“Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(aa)“Nonstatutory Stock Option” means any Option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

(bb)“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

17

(cc)“Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(dd)“Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(ee)“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(ff)“Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(gg)“Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(hh)“Own,” “Owned,” “Owner,” “Ownership” A person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ii)“Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(jj)“Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

(kk)“Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation, other non-cash expenses and changes in deferred revenue; (ix) total stockholder return; (x) return on equity or average stockholder’s equity; (xi) return on assets, investment, or capital employed; (xii) stock price; (xiii) margin (including gross margin); (xiv) income (before or after taxes); (xv) operating income; (xvi) operating income after taxes; (xvii) pre-tax profit; (xviii) operating cash flow; (xix) sales or revenue targets; (xx) increases in revenue or product revenue; (xxi) expenses and cost reduction goals; (xxii) improvement in or attainment of working capital levels; (xxiii) economic value added (or an equivalent metric); (xxiv) market share; (xxv) cash flow; (xxvi) cash flow per share; (xxvii) cash balance; (xxviii) cash burn; (xxix) cash collections; (xxx) share price performance; (xxxi) debt reduction; (xxxii) implementation or completion of projects or processes; (xxxiii) stockholders’ equity; (xxxiv) capital expenditures; (xxxv) financings; (xxxvi) operating profit or net operating profit; (xxxvii) workforce diversity; (xxxviii) growth of net income or operating income; (xxxix) employee retention; (xl) initiation of studies by specific dates; (xli) budget management; (xlii) submission to, or approval by, a regulatory body of an applicable filing or a product; (xliii) regulatory milestones; (xliv) progress of internal research or development programs; (xlv) progress of partnered programs; (xlvi) partner satisfaction; (xlvii) milestones related to research development, product development and manufacturing; (xlviii) expansion of sales in additional geographies or markets; (xlix) research progress, including the development of programs; (l) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); (li) filing of patent applications and granting of patents; and (lii) any other measures of performance selected by the Board.

18

(ll)“Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any items that are unusual in nature or occur infrequently as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item; and (13) to exclude the effects of the timing of acceptance for review and/or approval of submissions to any regulatory body. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

(mm)“Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(nn)“Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(oo)“Plan” means this Ascent Solar Technologies, Inc. 2023 Equity Incentive Plan.

(pp)“Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(qq)“Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(rr)“Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(ss)“Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(tt)“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

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(uu)“Securities Act” means the Securities Act of 1933, as amended.

(vv)“Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(ww)“Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(xx)“Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(yy)“Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(zz)“Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(aaa)“Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(bbb)“Transaction” means a Corporate Transaction or a Change in Control.

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ASCENT SOLAR TECHNOLOGIES, INC.
12300 GRANT STREET, STE 160
THORNTON, CO 80241

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ASCENT SOLAR TECHNOLOGIES, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Forrest Reynolds	☐	☐	☐
1b. Louis Berezovsky	☐	☐	☐
1c. Gregory Thompson	☐	☐	☐
1d. David Peterson	☐	☐	☐
1e. Paul Warley	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals 2, 3 and 4:	**For**	**Against**	**Abstain**
2. Ratification of Appointment of Haynie & Company.	☐	☐	☐
3. Approval of Ascent's 2023 Equity Incentive Plan.	☐	☐	☐
4. Non-Binding Advisory Vote to Approve Executive Compensation.	☐	☐	☐

The Board of Directors recommends you vote 1 Year on the following proposal:	**1 Year**	**2 Years**	**3 Years**	**Abstain**
5. Non-Binding Advisory Vote to Approve the Preferred Frequency of Stockholder Advisory Votes on Executive Compensation.	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V24738-P99866

ASCENT SOLAR TECHNOLOGIES, INC.
Annual Meeting of Stockholders
December 5, 2023 10:00 AM MT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Paul Warley and Jin Jo, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) Stock of Ascent Solar Technologies, Inc. that the stockholders(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM MT, on December 5, 2023 at Ascent Solar Technologies, Inc., 12300 Grant Street, Ste 160, Thornton, CO 80241, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

Your **Vote** Counts!

ASCENT SOLAR TECHNOLOGIES, INC.

2023 Annual Meeting
Vote by December 4, 2023
11:59 PM ET

ASCENT SOLAR TECHNOLOGIES, INC
12300 GRANT STREET, STE 160
THORNTON, CO 80241

V24740-P99866

You invested in ASCENT SOLAR TECHNOLOGIES, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on December 5, 2023.**

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View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 21, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

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Vote in Person at the Meeting*

December 5, 2023
10:00 AM MT

Ascent Solar Technologies, Inc.
12300 Grant Street, Ste 160
Thornton, CO 80241

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors	
Nominees:	
1a. Forrest Reynolds	For
1b. Louis Berezovsky	For
1c. Gregory Thompson	For
1d. David Peterson	For
1e. Paul Warley	For
2. Ratification of Appointment of Haynie & Company.	For
3. Approval of Ascent's 2023 Equity Incentive Plan.	For
4. Non-Binding Advisory Vote to Approve Executive Compensation.	For
5. Non-Binding Advisory Vote to Approve the Preferred Frequency of Stockholder Advisory Votes on Executive Compensation.	1 Year
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.	

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